EXHIBIT 10.3








                          COMMUNICATIONS BUSINESS UNIT






                           DEVELOPMENT AND PRODUCTION
                                    AGREEMENT
                                 POWERDSINE LTD.









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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme


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Development and Production Agreement concluded by and between


POWERDSINE LTD.
1 HANAGAR ST., P.O. BOX 7220
45421 HOD HASHARON
ISRAEL

hereinafter "PowerDsine"


and


AUSTRIA MIKRO SYSTEME INTERNATIONAL AG
SCHLOSS PREMSTATTEN
A 8141 UNTERPREMSTATTEN
AUSTRIA

hereinafter "Austria Mikro Systeme"


(In the present AGREEMENT, PowerDsine and Austria Mikro Systeme shall also be referred to jointly as "PARTIES" or individually as "PARTY" respectively)

WHEREAS, Austria Mikro Systeme is engaged in the development and production of integrated MOS circuits; and

WHEREAS, PowerDsine requires a design and/or manufacturing of a particular semiconductor product, as described in greater detail in Section 3 herein to this AGREEMENT; and

WHEREAS, Austria Mikro Systeme has the expertise in the design and manufacturing of such semiconductor products, including but not limited to analog circuits, Austria Mikro Systeme has established processes and practices for manufacturing such activities and has the ability to perform the obligations described in this AGREEMENT in accordance with their terms; and

WHEREAS, the Parties desire to develop and produce integrated MOS circuits (with the Austria Mikro Systeme project name "Placido 4906-001" and by PowerDsine with the project name "IDO" as more fully described herein.

NOW, THEREFORE, in consideration of their mutual promises and undertakings contained herein, the parties agree as follows:

WITNESSETH


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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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1.       DEFINITIONS...........................................................4
2.       DEVELOPMENT TASKS.....................................................5
         2.1      DUTIES OF AUSTRIA MIKRO SYSTEME..............................5
         2.2      DUTIES OF POWERDSINE.........................................6
3.       SPECIFICATION.........................................................7
4.       CIRCUIT ATTRIBUTES....................................................7
5.       DEVELOPMENT...........................................................8
         5.1      DEVELOPMENT STAGES...........................................8
         5.2      DEVELOPMENT COST.............................................8
         5.3      CO-OPERATION DURING THE DEVELOPMENT..........................9
         5.4      ALTERATIONS OF THE SPECIFICATION OR CIRCUIT ATTRIBUTES.......9
         5.5      CONFIRMATION OF THE SIMULATION...............................9
         5.6      APPROVAL OF THE ENGINEERING SAMPLES.........................10
         5.7      REVISION OF THE CIRCUIT.....................................10
         5.8      REDESIGN AT POWERDSINE'S REQUEST............................10
         5.9      REDESIGN AT THE REQUEST OF BOTH PARTIES.....................11
         5.10     PROBABILITY OF A REDESIGN...................................11
         5.11     DELIVERY OF PROTOTYPES......................................11
         5.12     APPROVAL OF THE PROTOTYPES..................................11
6.       QUALITY OF THE MASS PRODUCTION CIRCUITS..............................12
         6.1      QUALITY ASSURANCE...........................................12
         6.2      AOQ (AVERAGE OUTGOING QUALITY)..............................12
7.       QUANTITIES AND CONDITIONS............................................13
         7.1      PURCHASING VOLUME AND TERM..................................13
         7.2      ORDERS......................................................13
         7.3      START OF DELIVERY...........................................14
         7.4      VARIATIONS IN QUANTITIES....................................14
8.       UNIT PRICES..........................................................14
         8.1      PRICES FOR ADDITIONAL PROTOTYPES............................14
         8.2      CIRCUIT PRICES..............................................14
9.       TERMS OF PAYMENT AND DELIVERY........................................15
10.      CO-OPERATION DURING THE TERM OF PRODUCTION...........................15
10A.     SHIPMENTS, SCHEDULE CHANGE...........................................15
10B.     PRODUCT ACCEPTANCE AND WARRANTS......................................16
10C.     TERM AND TERMINATION.................................................16
11.      FORCE MAJEURE........................................................18
12.      NONDISCLOSURE........................................................18
13.      LIABILITY LIMITATION.................................................18
14.      JURISDICTION AND APPLICABLE LAW......................................19
15.      SEVERABILITY.........................................................19
16.      MODIFICATION OF AGREEMENT............................................19
17.      LANGUAGE OF AGREEMENT................................................20
18.      AUSTRIA MIKRO SYSTEME REPRESENTATION.................................20
19.      MISCELLANEOUS........................................................20
20.      ENCLOSURES TO THIS AGREEMENT.........................................22

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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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1.        DEFINITIONS

          "SPECIFICATION"

          shall mean the behaviour, function and environmental conditions of the Mass Production Circuits, Engineering Samples and Prototypes. It is the working basis for the development and describes the objective of the development task.

          "ENGINEERING SAMPLES"

          shall mean samples that meet all functional requirements of the Specification; they may not be used for the Qualification of the integrated circuit as the production of such Engineering Samples is not realised under mass production conditions.

          "QUALIFICATION"

          shall mean the testing  procedure  to verify  whether  the  integrated
          circuit  meets  all  functional   requirements  provided  for  in  the
          Specification.

          "INTELLECTUAL PROPERTY RIGHTS"

          shall mean, all rights arising from patents, copyrights, trade secrets, Confidential Information (as defined in the confidentiality agreement between the Parties and attached hereto as Annex 2), trade marks, service marks, trade names, mask works, applications and other proprietary rights in any jurisdiction, and to (i) all inventions, discoveries, works of authorship know-how, technical information, work product and/or other information related to the Mass Produced Circuits and (ii) any improvements, enhancements or modifications related thereto and developed during the term of this Agreement.

          "PROTOTYPES"

          shall mean integrated circuits meeting all requirements of the Specifications. The integrated circuits shall be tested with a full production test program and may be used for a full qualification program.

          "MASS PRODUCTION CIRCUITS" OR "PRODUCTS"

          shall mean mass produced integrated circuits. Following the approval by PowerDsine of the Prototypes, PowerDsine shall, during the agreed Purchasing Period, acquire the Mass Production Circuits at a fixed price and at lead-time of eighteen (18) weeks ("LEADTIME").

          "PURCHASING PERIOD"

          shall mean the fifteen (15) month period beginning after the approval of the Prototype by PowerDsine.

          "PURCHASE VOLUME"

          PowerDsine commits to purchase a minimum quantity of CIRCUITS within a defined purchasing period.

          Further specific terms of this AGREEMENT shall be defined when first used herein; such terms shall be printed in CAPITALS.


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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2.        DEVELOPMENT TASKS

2.1       DUTIES OF AUSTRIA MIKRO SYSTEME

          2.1.1 Austria Mikro Systeme shall perform the work detailed below, in accordance with the terms of this AGREEMENT (the "WORK").

          2.1.2 Austria Mikro Systeme shall. provide the services and deliverables and their . schedule is as specified in Exhibit 2.2.

                    2.1.2.1 Generation of the Specification, which shall be comprised of the following:

                              --   Definition of inputs and outputs

                              --   Block   diagram  with   detailed   functional
                                   description

                              --   Definition of the electrical parameters

                              --   Definition of the environmental conditions

                              --   Definition of the absolute maximum ratings;

                    2.1.2.2 Provision of AHDL description of ADC (as defined in the Specifications), DAC's and other mixed signal components.

                    2.1.2.3   Circuit design with CAD system

                              -- Design, Layout and Simulation of analogue blocks

                              --   Synthesis of VHDL

                              --   Timing simulation of gatelevel netlist

                              --   Clock tree and test insertion

                              -- Scan insertion and Automatic Test Pattern Generation Perform Place & Route

                              --   Backannotation

                              --   Static timing analysis for race conditions

                              --   Completion of Layout;

                    2.1.2.4   Definition of the absolute maximum ratings;

                    2.1.2.5   Participation in design reviews;


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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                    2.1.2.6   Preparation of the layout;

                    2.1.2.7   Preparation of the bonding diagram;

                    2.1.2.8   Manufacture of the masks;

                    2.1.2.9   Production    and   delivery   of   fifteen   (15)
                              ENGINEERING SAMPLES;

                    2.1.2.10  Development of the test program;

                    2.1.2.11 Preparation of a performance board for production test and of a probe card;

                    2.1.2.12  Installation of a test program;

                    2.1.2.13  Preparation of all production documents;

                    2.1.2.14  Testing   of    prototypes   at   hot   and   cold
                              temperatures, ESD and Latchup and;

                    2.1.2.15  Production   and  delivery  of  twenty  five  (25)
                              Prototypes.

2.2       DUTIES OF POWERDSINE

          PowerDsine   shall  assist  with  the  development  by  providing  the
          following:

          2.2.1 Provision to Austria Mikro Systeme of the documents listed in this subsection 2.2.1 (together the "DOCUMENTS"):

                    2.2.1.1   System   specification  or  any  part  thereof  at
                              PowerDsine's sole discretion, strictly for the aims of this AGREEMENT;

                    2.2.1.2 Block diagram or any part thereof at PowerDsine's sole discretion, strictly for the aims of this AGREEMENT;

                    2.2.1.3 Description of inputs and outputs (as defined in the Specifications;

                    2.2.1.4 Description of external components (as defined in the Specifications); and

                    2.2.1.5 Description of electrical parameters (as defined in the Specifications).

          2.2.2     Examination and confirmation of the SPECIFICATION


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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                    2.2.2.1   Provision of VHDL  description  of digital part of
                              the integrated circuit;

                    2.2.2.2   Approval of timing simulation results (which shall
                              be  provided  to   PowerDsine   by  Austria  Mikro
                              Systeme);

                    2.2.2.3   Participation in design reviews;

                    2.2.2.4   Examination and approval of ENGINEERING SAMPLES;

                    2.2.2.5   Assistance   with  the  correlation  of  the  test
                              program; and

                    2.2.2.6   Examination and approval of PROTOTYPES.

3.        SPECIFICATION

3.1 Austria Mikro Systeme shall prepare the SPECIFICATION based on the DOCUMENTS specified in section 2.2 herein within [**] after receipt of the latter and present said SPECIFICATION to PowerDsine.

3.2 During these [**], both PARTIES shall use their best endeavours to reach an agreement concerning the SPECIFICATION.

3.3 The agreement concerning the SPECIFICATION and - in the event of technical or commercial alterations - any amendments to this AGREEMENT shall be confirmed in writing by both PARTIES. The SPECIFICATION shall be the basis for the agreed development Work and is an integral part of this AGREEMENT. If no agreement concerning the Specification is reached within a reasonable period of time, either PARTY may terminate this AGREEMENT in writing by giving 2 weeks notice.

3.4 In the case of termination as described in subsection 3.3 herein only, there shall be no financial obligations between the Parties arising from such termination.

4.        CIRCUIT ATTRIBUTES

          Based on the  information  received  from  PowerDsine,  the  following
          circuit  attributes   (hereinafter  the  "CIRCUIT   ATTRIBUTES")  were
          determined by Austria Mikro Systeme.

         [** Redacted Table]


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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          [**]

5.        DEVELOPMENT

5.1       DEVELOPMENT STAGES

          The development of the Product shall commence when an agreement concerning the SPECIFICATION is reached; it shall end when the PROTOTYPES are approved by PowerDsine.

          The development comprises the following phases:

          ------------------------------- ------------------------- ------------
                                          RESPONSIBILITY            DURATION
          ------------------------------- ------------------------- ------------
          Development of the Product
            including simulation          Austria Mikro Systeme     [**]
          ------------------------------- ------------------------- ------------
          Production of the
            ENGINEERING SAMPLES           Austria Mikro Systeme     [**]
          ------------------------------- ------------------------- ------------
          Approval of the
            ENGINEERING SAMPLES           PowerDsine                [**]
          ------------------------------- ------------------------- ------------
          Production of the PROTOTYPES    Austria Mikro Systeme     [**]
          ------------------------------- ------------------------- ------------
          Approval of the PROTOTYPES      PowerDsine                [**]
          ------------------------------- ------------------------- ------------

          (x) Estimate based on the information available at the time of conclusion of the AGREEMENT.

          In addition, the Parties hereby represent that they shall cooperate fully and in good faith to reach the above specified schedule, and shall take all reasonable steps to solve any circumstances unforeseen at the time of the conclusion of the AGREEMENT. If either party believes that it shall not be able to meet the schedule as detailed above, or if either party has reason to believe that the other party is in breach of said representation, the following escalation procedure shall apply:

          (a) the senior management representatives (in the case of PowerDsine - the project manager, Vice President of R&D and Vice President of Operations; in the case of Austria Mikro Systeme - Director Marketing and Director Engineering of the Business Unit Communications) of both parties are to be immediately notified fully of the event; and

          (b) the senior management representatives of both parties as specified above shall, as soon as feasibly possible, convene whether by phone or in person, to resolve the circumstances jeopardizing the completion of the project within the above schedule and to immediately implement all reasonably necessary steps to such effect.


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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5.2      DEVELOPMENT COS

          The development costs are [**].

          The partial amounts of the development costs listed below shall be payable as follows:

          -------------------------------------- --------------- ---------------
          1. Upon agreement of the
             SPECIFICATION                       [**]            US $
          -------------------------------------- --------------- ---------------
          2. Upon delivery of the
             ENGINEERING SAMPLES                 [**]            US $
          -------------------------------------- --------------- ---------------
          3. Upon delivery of the PROTOTYPES     [**]            US $
          -------------------------------------- --------------- ---------------

5.3       CO-OPERATION DURING THE DEVELOPMENT

          PowerDsine nominates the following contact persons for the realization of the Work:

          ----------------------- ----------------------------------------------
          Name:                   Natan Baron
          ----------------------- ----------------------------------------------
          Function:               Asic Manager
          ----------------------- ----------------------------------------------
          Tel. no.:               +972 9 7755100
          ----------------------- ----------------------------------------------
          Fax no.:
          ----------------------- ----------------------------------------------
          Address:                PowerDsine Ltd.
          ----------------------- ----------------------------------------------
                                  1 Hanagar St., P.O. Box 7220
          ----------------------- ----------------------------------------------
                                  IL-45421 Hod Hasharon
          ----------------------- ----------------------------------------------
          E-mail:                 natanb@powerdsine.com
          ----------------------- ----------------------------------------------

         Austria Mikro Systeme nominates the following persons who shall be responsible to PowerDsine for the realization of the project:

          ----------------------- ----------------------------------------------
          Name:                   Karl Ilzer
          ----------------------- ----------------------------------------------
          Function:               Group Leader M/S Design Group
          ----------------------- ----------------------------------------------
          Tel. no.:               +43 3136 500 5341
          ----------------------- ----------------------------------------------
          Fax no.:                +43 3136 500 5692
          ----------------------- ----------------------------------------------
          Address:                Austria Mikro Systeme International AG
          ----------------------- ----------------------------------------------
                                  Schloss Premstaetten
          ----------------------- ----------------------------------------------
                                  A-8141 Unterpremstaetten, Austria
          ----------------------- ----------------------------------------------
          E-mail:                 karl.ilzer@amsint.com
          ----------------------- ----------------------------------------------

5.4       ALTERATIONS OF THE SPECIFICATION OR CIRCUIT ATTRIBUTES

          Both PARTIES may at any time propose alterations to the SPECIFICATION in writing. The other PARTY may, where possible, comply with such requests for alterations. The resulting effects on the project schedule, the development cost, the CIRCUIT ATTRIBUTES and, if applicable, the UNIT PRICE shall be documented in writing, together with the agreed alterations, and duly undersigned by the PARTIES as a supplement to this AGREEMENT.


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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5.5       CONFIRMATION OF THE SIMULATION

          At a design review, PowerDsine shall declare in writing that the results of the circuit simulation match the SPECIFICATION. This confirmation is a precondition for the production of ENGINEERING SAMPLES.

5.6       APPROVAL OF THE ENGINEERING SAMPLES

          5.6.1 PowerDsine shall communicate to Austria Mikro Systeme in writing within [**] weeks after the delivery of [**] ENGINEERING SAMPLES whether the ENGINEERING SAMPLES meet the functional requirements specified in the SPECIFICATION.

          5.6.2 Should PowerDsine note any deviations from the SPECIFICATION, it shall prepare a comprehensive technical report of its investigations and submit the same to Austria Mikro Systeme to enable the latter to verify such deviations and if necessary to rectify them without further delay.

          5.6.3 PowerDsine will do its best efforts to approve or disapprove the ENGINEERING SAMPLES within the agreed [**] week period.

          5.6.4 The approval of the ENGINEERING SAMPLES by PowerDsine shall be deemed to constitute an order to Austria Mikro Systeme to proceed with the production of PROTOTYPES and to prepare the circuit for production pursuant to clause 2.1 herein.

          5.6.5 In default of such notification as specified in clause 5.6.2 above (the "DEFAULT"), and if PowerDsine has not given any other written notification to Austria Mikro Systeme of any problem with the approval of the Engineering Samples within the agreed period, the Engineering Samples shall be deemed approved. Equally the Engineering Samples shall be deemed approved if PowerDsine has made the first call for Prototypes with the authorized signature of PowerDsine's Placido project manager as named in Clause 5.3 herein.

          5.6.6 In addition, fourteen (14) days prior to a default event, Austria Mikro Systeme shall notify PowerDsine Vice President of Operations as to the non-provision of approval by PowerDsine to Austria Mikro Systeme.

5.7       REVISION OF THE CIRCUIT

          If the ENGINEERING SAMPLES do not meet the functional requirements of the SPECIFICATION and PowerDsine cannot be reasonably expected to compensate the deviating behaviour of the circuits by taking external measures, Austria Mikro Systeme shall perform a revision of the circuit (e.g. modification of the circuit, new simulation, production of new ENGINEERING SAMPLES, preparation of masks, etc.) at its own expense as part of a so-called "REDESIGN".


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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5.8       REDESIGN AT POWERDSINE'S REQUEST

          Austria Mikro Systeme undertakes to redesign the circuit if the ENGINEERING SAMPLES, while meeting the SPECIFICATION, fail to fulfill PowerDsine's expectations for any reason whatsoever. In such case however, PowerDsine shall bear the costs of the REDESIGN.

5.9       REDESIGN AT THE REQUEST OF BOTH PARTIES

          If the ENGINEERING SAMPLES do not fully meet the SPECIFICATION and if PowerDsine also requests additional alterations of the SPECIFICATION during the REDESIGN phase, both PARTIES shall bear the costs of the REDESIGN.

          Before starting the REDESIGN, the PARTIES hereto shall agree the costs and the way of sharing them.

5.10      PROBABILITY OF A REDESIGN

          Because of the risks inherent to the development of complex integrated circuits, it cannot be guaranteed that the first ENGINEERING SAMPLES will meet all functional requirements. PowerDsine is therefore advised to make a time allowance in its planning for any REDESIGN requirements.

          The time required for a REDESIGN depends on the scope thereof. As a rule, it should be less than 8 weeks.

5.11      DELIVERY OF PROTOTYPES

          Austria Mikro Systeme shall deliver to PowerDsine [**] PROTOTYPES within [**] following the approval of the ENGINEERING SAMPLES or following any revision of the circuit according to clauses 5.7 - 5.9, respectively.

5.12      APPROVAL OF THE PROTOTYPES

          5.12.1 PowerDsine shall advise Austria Mikro Systeme within [**] weeks of receipt of the [**] PROTOTYPES in writing whether such PROTOTYPES meet the requirements specified in the SPECIFICATION.

          5.12.2 Should PowerDsine note any deviations from the SPECIFICATION, it shall prepare a comprehensive technical report of its investigations and submit the same to Austria Mikro Systeme to enable the latter to check and rectify the established defects without further delay.

          5.12.3    In  default  of such  notification  as  specified  in clause
                    5.12.2 above, and if PowerDsine has not given any other written notification to Austria Mikro Systeme of any problem with the approval of the Prototypes within the agreed period, the PROTOTYPES shall be deemed approved. Equally the PROTOTYPES shall be deemed approved if PowerDsine has made the first order for MASS PRODUCTION CIRCUITS with the authorized signature of PowerDsine's Placido project manager as named in clause 5.3 herein.


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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          5.12.4    In  addition,  [**] days prior to a default  event,  Austria
                    Mikro Systeme shall notify PowerDsine Vice President of Operations as to the non-provision of approval by PowerDsine to Austria Mikro Systeme.

6.        QUALITY OF THE MASS PRODUCTION CIRCUITS

6.1       QUALITY ASSURANCE

          Austria Mikro Systeme represents that it shall aspire to deliver the highest quality and reliable the MASS PRODUCTION CIRCUITS. The quality control, quality assurance and reliability of the MASS PRODUCTION CIRCUITS manufactured according to this AGREEMENT are specified in the "Austria Mikro Systeme - Product Assurance Reliability Manual" QTY-1 Rev. 13.0, May 2001.

6.2       AOQ (AVERAGE OUTGOING QUALITY)

          6.2.1 The AOQ target value for the MASS PRODUCTION CIRCUITS to be produced according to this AGREEMENT shall be a defect density of less than 100 DPM (defects per million). This AOQ target value shall refer to the mechanical and electrical ratings of the circuit described in the SPECIFICATION. The MASS PRODUCTION CIRCUITS shall be tested by means of a test program developed by Austria Mikro Systeme. This test covers the Specification's electrical values to the best possible extent.

          6.2.2 PowerDsine agrees to assess the AOQ only with the test program having been in use at the time of production of the MASS PRODUCTION CIRCUITS. If PowerDsine suspects that the MASS PRODUCTION CIRCUITS may not be in full compliance with the SPECIFICATION, it may return a number of representative MASS PRODUCTION CIRCUITS from that batch to Austria Mikro Systeme, together with a description of the deviation. Austria Mikro Systeme shall then submit to PowerDsine a written failure analysis promptly.

6A.       INTELLECTUAL PROPERTY

          6A.1 PowerDsine shall have all rights, titles and interests in the Intellectual Property Rights and the like it has provided to Austria Mikro Systeme. Austria Mikro Systeme shall not have any proprietary rights whatsoever in the PowerDsine Intellectual Property.

          6A.2 Austria Mikro Systeme shall have all rights, titles and interests in all Intellectual Property Rights that it has, independent of its cooperation with PowerDsine, developed prior to this AGREEMENT (collectively the "Austria Mikro Systeme Intellectual Property"), and such Austria Mikro Systeme Intellectual Property shall be the sole and exclusive property of Austria Mikro Systeme.


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** Represents  material  which has been redacted and  separately  filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

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          6A.3      PowerDsine  shall have all rights,  titles and  interests in
                    all   Intellectual   Property  Rights   resulting  from  the
                    implementation  of  the  Specifications  and  Austria  Mikro
                    Systeme shall assist PowerDsine and sign any and all documents reasonably deemed necessary by PowerDsine, for the protection of such Intellectual Property Rights.

          6A.4 Austria Mikro Systeme represents that it has all rights and licenses for all third party Intellectual Property Rights necessary for the performance of its obligations under this AGREEMENT.

          6A.5 Austria Mikro Systeme hereby grants PowerDsine a perpetual, worldwide royalty-free irrevocable license to use all intellectual property, which is not PowerDsine's intellectual property, embodied or incorporated in the Mass Production Circuit.

7.        QUANTITIES AND CONDITIONS

7.1       PURCHASING VOLUME AND TERM

          PowerDsine commits to purchase directly or indirectly [**] MASS PRODUCTION CIRCUITS ("PURCHASING VOLUME") within the Purchasing Period, if approved by PowerDsine. MASS Production orders will begin only after the approval of the PROTOTYPES by PowerDsine. Indirect purchase shall be done through PowerDsine's contract manufacturers subject to Austria Mikro Systeme's prior approval of the financial and commercial good standing of any such contract manufacturer. Such approval shall not be unreasonably withheld.

7.2       ORDERS

          7.2.1 The committed delivery Lead Time by Abustria Mikro Systeme shall be [**] weeks to delivery.

          7.2.2 In the interest of an economical and environment-friendly use of packaging material, a single call-off should be at least 65.000 pieces or multiples thereof.

          7.2.3 Austria Mikro Systeme undertakes to deliver the quantities of the Product(s), after such Product(s) have undergone all required quality assurance tests, by the delivery date stipulated in the order acknowledgement. Such order acknowledgement shall be in accordance with the Leadtime provided for in Section 7.2.1 If for any reason such order cannot be filled by the stipulated delivery date, Austria Mikro Systeme shall immediately notify PowerDsine in writing of the delay and its reasons, if known, and will keep PowerDsine informed throughout the period of delay. Austria Mikro Systeme shall use its best efforts to minimize the effects of any such delays, including by the selection of the fastest shipping means available, in which case Austria Mikro Systeme shall bear any such additional expenses. In case of a delay, PowerDsine shall give Austria Mikro Systeme a two week grace period from


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                    the delivery date  stipulated in the order  acknowledgement, to deliver the delayed products. If after such grace period, Austria Mikro Systeme has not delivered the Product pursuant to the order, PowerDsine shall be entitled to reschedule the delivery dates of the delayed Products for a period of up to six (6) months. The above shall be PowerDsine's exclusive remedy for the delay in delivery of Products and any other remedies which may be available to PowerDsine shall be expressly excluded.

7.3       START OF DELIVERY

          In the event that PowerDsine places an order on or before the approval of the Prototype, Austria Mikro Systeme undertakes to be in a position to deliver 2.500 MASS PRODUCTION CIRCUITS, at the latest, twelve (12) weeks after the approval of the PROTOTYPES and a further 63.000 after fifteen (15) weeks of the order.

7.4       VARIATIONS IN QUANTITIES

          The actually delivered quantity of MASS PRODUCTION CIRCUITS may vary at the rate of +0/-10% with respect to the ordered quantity. Any deviations from the specified delivery quantities not exceeding this tolerance band shall be deemed to constitute fulfillment of the AGREEMENT.

          If PowerDsine should be unable to meet its purchasing obligations due to such deviations, PowerDsine shall have no financial disadvantage with regard to the applicable unit price (see clause 8.2).

8.        UNIT PRICES

8.1       PRICES FOR ADDITIONAL PROTOTYPES

          Additional PROTOTYPES may be ordered up to a maximum quantity of two hundred (200) pieces at a UNIT PRICE of [**]. The delivery time for this special call-off shall be four (4) weeks at the latest. PowerDsine shall be under no obligation to order additional PROTOTYPES.

8.2       CIRCUIT PRICES

          [** Redacted Table]

          In SPECIFICATION the delivery of MASS PRODUCTION CIRCUITS in TQFP 44 package is defined. If PowerDsine decide to buy MASS PRODUCTION CIRCUITS without TQFP4 package (die-form), the testsection of SPECIFICATION has to be changed accordingly.


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          With its first  order of MASS  PRODUCTION  CIRCUITS  PowerDsine  shall choose a price band corresponding to the anticipated PURCHASING VOLUME
          for  the  current  PERIOD.  If  PowerDsine   subsequently  acquires  a
          different quantity associated with another price band during the Purchasing Period, the price shall be adjusted by recalculation at the PARTIES' earliest convenience, but no later than the end of the Purchasing Period.

9.        TERMS OF PAYMENT AND DELIVERY

          Prices shall be FCA Graz (Incoterms 2000), 30 days net, excluding customs duties and taxes but including packaging. Any other terms and conditions which may be printed on orders, order confirmations, invoices etc. shall be null and void.

10.       CO-OPERATION DURING THE TERM OF PRODUCTION

          PowerDsine   nominates   the   following   contact   persons  for  the
          co-operation with Austria Mikro Systeme during the TERM:

          ----------------------- ----------------------------------------------
          Name:                   Igal Carmi
          ----------------------- ----------------------------------------------
          Function:               Director of Material and Purchasing
          ----------------------- ----------------------------------------------
          Tel. no.:               +972 9 7755108
          ----------------------- ----------------------------------------------
          Fax no.:
          ----------------------- ----------------------------------------------
          Address:                PowerDsine Ltd.
          ----------------------- ----------------------------------------------
                                  1 Hanagar St., P.O. Box 7220
          ----------------------- ----------------------------------------------
                                  IL-45421 Hod Hasharon
          ----------------------- ----------------------------------------------
          E-mail:                 igalc@powerdsine.com
          ----------------------- ----------------------------------------------

         Austria Mikro Systeme nominates the following persons who shall be responsible for the co-operation with PowerDsine during the TERM:

         ----------------------- -----------------------------------------------
         Name:                   Michaela Fricek
         ----------------------- -----------------------------------------------
         Function:               Customer Service
         ----------------------- -----------------------------------------------
         Tel. no.:               +43 3136 500 5455
         ----------------------- -----------------------------------------------
         Fax no.:                +43 3136 500 5457
         ----------------------- -----------------------------------------------
         Address:                Austria Mikro Systeme International AG
         ----------------------- -----------------------------------------------
                                 A-8141 Unterpremstatten
         ----------------------- -----------------------------------------------
         E-mail                  michaela.fricek@amsint.com
         ----------------------- -----------------------------------------------

10A.      SHIPMENTS, SCHEDULE CHANGE

10A.1     Austria  Mikro  Systeme  hereby  undertakes  to  follow   PowerDsine's
          shipping address as it may be provided from time to time, as same may be provided to it from time to time.


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10A.2     Each shipment made by Austria Mikro  Systeme,  shall include a copy of the invoice, a packing list, certificate of origin and other related and necessary documents, as are customary for shipping similar products.

10A.3 All Products shall be packed and prepared for shipment by Austria Mikro Systeme in a manner which: (a) follows good commercial practice; and (b) is acceptable to common carriers for shipment; and (c) is adequate to ensure safe arrival at Customer's designated destination.

10A.4     Austria  Mikro  Systeme  shall  be   responsible   for  obtaining  all
          appropriate licenses or permits necessary to export the Product(s) from the country of origin.

10B.      PRODUCT ACCEPTANCE AND WARRANTS

10B.1 Austria Mikro Systeme warrants to PowerDsine the following: (a) that each Product, or any parts thereof, sold pursuant to this AGREEMENT or any Order issued hereunder, when sold, will conform to all of PowerDsine's Specifications, and will be free from defects in workmanship and materia1s for a period of at least fifteen (15) months from the date of shipment; (b) that each shipment of Products shall carry with it a certificate of conformance; This express warranty does not apply to (i) materials consigned by PowerDsine to Austria Mikro Systeme; (ii) defects resulting from PowerDsine's faulty design of the Products, insofar as applicable; or (iii) Product(s) that has been abused, damaged, altered or misused by any person or entity after title passes to PowerDsine. Notwithstanding anything else in this AGREEMENT, Austria Mikro Systeme assumes no liability for or obligation related to the Specifications, designs or instructions produced or supplied by PowerDsine and PowerDsine shall be liable for direct costs or expenses incurred by Austria Mikro Systeme resulting therefrom.

10B.2 When title to the Products will pass to PowerDsine, the Products will be free from any security interest or other lien or third party rights.

10B.3 Upon any failure of the Product to comply with the above warranties, the Parties hereby undertake to execute the RMA procedure provided for in Enclosure 2. For the avoidance of doubt, PowerDsine shall bear the cost of transportation of the defective Product to Austria Mikro Systeme and Austria Mikro Systeme shall bear the transportation cost of the replaced Product to PowerDsine or any other address as PowerDsine may instruct Austria Mikro Systeme. Austria Mikro Systeme shall waive any expedite charges to PowerDsine in order to effect the earliest reasonable replacement of the defective Product(s).

10C.      TERM AND TERMINATION

10C.1 This AGREEMENT shall be effective from the last signature date of parties (the "EFFECTIVE DATE") and shall remain in effect until the end of the Purchasing Period (the "TERM"). This AGREEMENT may be renewed by mutual consent of both


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          parties.  In  addition  to any  other  right  to  terminate  contained elsewhere in this AGREEMENT and notwithstanding anything to the contrary, either party shall have the right to terminate this AGREEMENT for cause as a result of any of the following:

          10C.1.1 The filing by or against a Party of a petition for reorganization or liquidation under local bankruptcy laws or corresponding laws or procedures of any applicable jurisdiction; If such filing is involuntary and is contested to in good faith, this AGREEMENT shall terminate only after the passage of sixty (60) days without the dismissal of such proceedings; or

          10C.1.2 The filing against a Party of any other proceeding concerning bankruptcy, insolvency, dissolution, cessation of operations, or reorganization of indebtedness; If such proceeding is involuntary and is contested to in good faith, this AGREEMENT shall terminate only after the passage of sixty (60) days without the dismissal of such proceedings; or

          10C.1.3 The voluntary or involuntary execution of an assignment or conveyance to a liquidating agent, trustee, mortgagee or assignee of whatever description or the making of any judicial levy against a substantial percentage of a Party's assets, for the benefit of its creditors; or

          10C.1.4   The  appointment  of  a  receiver,   keeper,  liquidator  or
                    custodian of whatever sort of description, for all or a substantial portion of a Party's assets.

10C.2 Termination of this AGREEMENT shall not affect the obligations of either party which exist as of the date of termination. The parties agree that their respective rights, obligations and duties in sections 6A, lOB, and 13 shall survive any expiration or termination thereof. Furthermore, upon termination of this AGREEMENT each party shall return to the other any Confidential Information of the other party and all copies thereof.

10C.3 Termination of the AGREEMENT during Development and up until completion of Development. If either PARTY materially and persistently fails to perform its obligations under this AGREEMENT during Development and up until completion of Development, the other PARTY shall be entitled to terminate this AGREEMENT by giving thirty (30) days notice after first having granted the other PARTY a period of grace of sixty (60) days to make good such failure. In the event of termination, costs of termination shall be settled according to clause 10C.4 and 10C.5 below. -

10C.4 In the event of termination by Austria Mikro Systeme according to clause 10C.3 above, PowerDsine shall pay a lump sum corresponding to the development cost as compensation as specified in section 5.2 herein. This refund constitutes Austria Mikro Systeme's sole remedy and any further claims made by Austria Mikro Systeme are expressly excluded.


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10C.5     In the event of  termination  by PowerDsine  according to clause 10C.3 above, Austria Mikro Systeme shall pay PowerDsine any payments made by PowerDsine to Austria Mikro Systeme as a compensation. This refund constitutes PowerDsine's sole remedy and any further claims made by PowerDsine are expressly excluded.

11.       FORCE MAJEURE

          Neither PARTY shall be liable to pay damages or be entitled to terminate the AGREEMENT on the grounds of any delay or non-performance during the term of this AGREEMENT, provided such delay or non-performance is due to circumstances outside its control, including force majeure, the imposition of duties by a competent authority or enduring domestic or international problems (such as war or rebellion, strikes, natural disasters, stoppage of work and embargoes). However, the aforesaid shall apply with the restriction that both PARTIES shall be entitled to terminate this AGREEMENT in writing if the delay or non-performance of the other PARTY for the above named reasons should last for more than three (3) months. If such delay should last for more than three (3) months, Austria Mikro Systeme shall provide PowerDsine with the mask control tapes (GDSII format).

          However, Austria Mikro Systeme shall not be required to disclose trade secrets or confidential information except for the GDSII format.

12.       NONDISCLOSURE

          The obligation of keeping confidential information secret and in particular the protection of the intellectual property of the parties are set out in a separate confidentiality agreement between PowerDsine and Austria Mikro Systeme dated 09/Feb/01 (see Enclosure 1) and is an integral part of this AGREEMENT

13.       LIABILITY LIMITATION

13.1 PowerDsine will indemnify and defend Austria Mikro Systeme and keep Austria Mikro Systeme fully and effectively indemnified against all direct and indirect costs, damages, judgments and reasonable attorney's fees (the "Expenses") Austria Mikro Systeme incurs due to any infringement or other violation by PowerDsine of any Intellectual Property Rights of third parties, provided however, that: (i) such Expenses were incurred solely in connection with the performance of the Work by Austria Mikro Systeme, (ii) in performing the Work, Austria Mikro Systeme strictly adhered to the Specifications provided to it by PowerDsine, (iii) Austria Mikro Systeme shall notify
          PowerDsine promptly in writing of any allegations or claim of infringement of which it has notice and will not make any admission without PowerDsine's prior written consent, and (iv) Austria Mikro Systeme, at PowerDsine's request and expense, shall allow PowerDsine to conduct and/or settle all negotiations and litigation resulting from such allegation or claim.


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13.2      Austria Mikro  Systeme  hereby  represents  and warrants to PowerDsine that Austria Mikro Systeme's Intellectual Property Rights used by Austria Mikro Systeme in performing its obligations hereunder and which is ultimately incorporated or embodied in the Product(s), does not infringe upon any Intellectual Property Rights of any third party.

13.3 Austria Mikro Systeme will indemnify and defend PowerDsine and keep PowerDsine fully and effectively indemnified against all direct and indirect Expenses arising out of or in connection with infringement or violation by Austria Mikro Systeme of any Intellectual Property Rights of any third party in connection with the performance of its obligations under this AGREEMENT provided that: (i) PowerDsine shall notify Austria Mikro Systeme promptly in writing of any allegations or claim of infringement of which it has notice and will not make any admission without Austria Mikro Systeme's prior written consent; and
          (ii) PowerDsine, at Austria Mikro Systeme's request and expense, shall allow Austria Mikro Systeme to conduct and/or settle all negotiations and litigation resulting from such allegation or claim. Austria Mikro Systeme shall not be liable for any claim to the extent arising solely out of or resulting solely from (i) any modification or reworking made by PowerDsine or upon instruction of PowerDsine performed by Austria Mikro Systeme if such infringement would not have occurred but for such modification or (ii) use of the Product in combination with other equipment or computer programs not supplied by Austria Mikro Systeme if such infringement would not have occurred but from such combination.

13.4 However, the aggregate liability of either Party for any and all claims that may result from this Section or any other claims based upon the infringement of third party Intellectual Propet1y Rights shall be limited to a maximum of USD 100.000. THE FOREGOING STATES THE ENTIRE LIABILITY OF THE PARTIES TO EACH OTHER CONCERNING INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

14.       JURISDICTION AND APPLICABLE LAW

          All disputes arising out of or in connection with this AGREEMENT shall be finally settled in compliance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one. The arbitration proceedings shall be held in London. The language of the arbitration shall be English.

15.       SEVERABILITY

          Should any provision of this AGREEMENT contravene compulsory regulations and become null and void as a result, the validity of the remaining provisions of the AGREEMENT shall remain unaffected. The PARTIES shall in this case replace the ineffective provisions with such provisions which, while being enforceable, most closely reflect the original intention of the AGREEMENT.

          Should any provisions of this AGREEMENT contravene another agreement between the PARTIES and become ineffective as a result, the remaining provisions of this AGREEMENT shall remain unaffected.


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16.       MODIFICATION OF AGREEMENT

          It is agreed between the PARTIES that no amendment, deletion from or addition to this AGREEMENT shall be valid unless made in writing, signed by both PARTIES and expressed to be supplemental to the agreement.

17.       LANGUAGE OF AGREEMENT

          It is agreed between the PARTIES that only the English language is valid for this AGREEMENT or its appendices irrespective whether translations into other languages wholly or in part have been made or used for convenience during the establishment and execution of this AGREEMENT.

18.       AUSTRIA MIKRO SYSTEME REPRESENTATION

18.1 Austria Mikro Systeme represents that it has the skills, expertise and experience required to perform its duties and obligations set forth in this AGREEMENT and its annexes, and that such duties and obligations shall be performed diligently, in good faith and utilizing good and acceptable design, quality and manufacturing practices.

18.2 Austria Mikro Systeme further represents that the performance of its duties and obligations hereunder is not in violation of and will not violate, is not limited and will not be limited by any other obligations Austria Mikro Systeme has or may have towards other third parties, or of any contractual provision by which Austria Mikro Systeme is bound.

19.       MISCELLANEOUS

19.1 ENTIRE AGREEMENT. This AGREEMENT and all annexes hereto are intended as the complete, final and exclusive statement of the terms of the agreement between the parties regarding the subject matters hereof and supersedes any and all other prior or contemporaneous agreements or understandings, whether written or oral, between them relating to the subject matters hereof. In particular, Austria Mikro Systeme's general terms and conditions of sale shall not apply to any PO, acknowledgement or other instrument submitted by PowerDsine pursuant to this AGREEMENT.

19.2 RELATIONSHIP OF THE PARTIES. Neither party shall, for any purpose, be deemed to be an agent of the other party and the relationship between the parties shall be that of independent contractors. Each party shall assume sole and exclusive responsibility for its employees and contractors. Neither party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever.

19.3 EXPENSES. In any action to enforce this AGREEMENT or in any dispute arising between the parties pursuant to this AGREEMENT, the prevailing party shall be awarded all arbitration or courts costs and reasonable attorney's fees incurred, including such costs and attorney's fees incurred in enforcing and collecting any judgment.


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19.4      SUCCESSORS, ASSIGNMENT. This AGREEMENT shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. Both parties shall not have the right to assign or otherwise transfer its rights or obligations under
          this  AGREEMENT   except  (i)  with  the  prior  written   consent  of
          PowerDsine, not to be unreasonably withheld, and (ii) PowerDsine may assign this AGREEMENT to any entity which is the successor to any part of its business related to this AGREEMENT by merger, or to any party which acquires all or substantially all of its assets related to this AGREEMENT and which agrees to assume all obligations of the assigning party under this AGREEMENT from and after the date of such assignment. Any attempted assignment in violation of this provision, shall be null and void as against the non-assigning party.

19.5 NOTICES. Except for PO's which may be sent by normal carrier, all notices and communications hereunder are required to be sent to the address or telecopier number stated below (or such other address or telecopier number as subsequently notified in writing to the other party): (a) by facsimile with confirmation of transmission, (b) personal same or next day delivery or (c) sent by commercial overnight courier with written verification of delivery. All notices so given shall be deemed given upon the earlier of receipt or one (l) day after dispatch.

          Any notices sent to PowerDsine hereunder should be sent to:

          PowerDsine Ltd.

          1 Hanagar Street, Neve Nee'man B Industrial Zone
          Hod Hasharon, Israel
          Attn: Asaf Silberstein
          Fax: 972-9-7755111

          Any notices sent to Austria Mikro Systeme hereunder should be sent to:

          Austria Mikro Systeme International AG
          Schloss Premstaetten
          A-8141 Unterpremstaetten
          Attn: Heribert Hochrinner
          Fax No. +43 3136 500 5692

19.6 PHOTOCOPY OF ORIGINAL. Neither party shall object to the use of a photocopy of the original of this AGREEMENT for the purpose of making any required or allowed public filings.

19.7      COUNTERPARTS.   This   AGREEMENT  may  be  executed  in  two  or  more
          counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


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Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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19.8      VISITATION.  It is agreed  that  PowerDsine  may visit  Austria  Mikro
          Systeme's facilities during the performance of the Work upon one (1) week prior co-ordination.

20.       ENCLOSURES TO THIS AGREEMENT

          Enclosure 1: Confidentiality Agreement (see clause 12)
          Enclosure 2: RMA procedure (see clause 10B.3)
          Enclosure 3: Project Schedule

-------------------------------------- -----------------------------------------
AUSTRIA MIKRO SYSTEME                  PowerDsine
INTERNATIONAL AG
-------------------------------------- -----------------------------------------

Name:            Alexander Harrer      Name:                  Ilan Atias

---------------- --------------------- ---------------------- ------------------
                 General Manager
Function:        Communication         Function:              President
                 Business Unit
---------------- --------------------- ---------------------- ------------------

Signature:                             Signature:
---------------- --------------------- ---------------------- ------------------
Date:            JUL 24 2001           Date:                  15 Aug. 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Name:            Gernot Proske         Name:                  Igal Roten
---------------- --------------------- ---------------------- ------------------

Function:        General Counsel       Function:              C.E.O.
---------------- --------------------- ---------------------- ------------------

Signature:                             Signature:
---------------- --------------------- ---------------------- ------------------
Date:            JUL 24 2001           Date:                  28 Aug. 2001
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized representatives effective as of the effective Date (as defined above).

Enclosure 3: Project Schedule:

As agreed between the parties and sent by Austria Mikro Systeme to PowerDsine in PDF file.


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                                                                   Page 22 of 27

** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

--------------------------------------------------------------------------------


                      CONFIDENTIAL DISCLOSURE AGREEMENT

Entered into this 09 day of FEB , 2001, by and between POWERDSINE LTD., a company organized under the laws of Israel with its principal place of business at 1 Hanagar st., Hod-Hasharon, Israel ("the Company"), and AUSTRIA MIKRO SYSTEME INTERNATIONAL, a corporation/partnership/individual, with offices at SCHLOSS PREMSTATTEN, A 8141 UNTERPREMSTATTEN, AUSTRIA ("Participant").

                                   WITNESSETH:

WHEREAS The Company and Participant desire to continue to exchange or provide, access to their respective confidential and/or proprietary information and technology for purposes of evaluation of a possible business relationship between the Company and Participant (the "Evaluation") and to induce such disclosure desired to undertake certain obligations of confidentiality and nondisclosure as set forth herein;

NOW THEREFORE, in consideration of the mutual undertakings and promises herein, the parties hereto hereby agree as follows:

1.1 The term "Information" means any and all confidential and/or proprietary information and technology of the Company or Participant, in whatever form, including but not limited to any and all formulas, specifications, prototypes, designs, equipment, samples, analyses, computer programs, trade secrets, data, methods, techniques, processes, memoranda, notes, marketing and customer information, projections and any other data or information (in whatever form), as well as improvements and know-how related thereto. Information shall be deemed to include any and all Information which has been or may be disclosed by or on behalf of the disclosing party, irrespective of form but which is either (i) marked "Confidential" by the disclosing party or otherwise identified as confidential and proprietary to the disclosing party, or (ii) in the case of oral disclosures, is identified at the time of disclosure as being proprietary and confidential to the disclosing party.

1.2 "Information" shall not include information or matter that (a) was already known to or independently developed by the recipient prior to its disclosure by the other party as demonstrated by reasonable and tangible evidence satisfactory to the disclosing party; (b) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of breach of this Agreement by the recipient; (c) shall have been received by the recipient from another person or entity having no obligation to the disclosing party or its affiliates; or (d) is approved in writing by the disclosing party for release by the recipient.

2. Each party agrees to treat all the Information disclosed to it as strictly confidential and not to exploit or make use, directly or indirectly, of such Information without the express written consent of the disclosing party, except for purposes of the Evaluation. Notwithstanding the foregoing, the recipient may disclose Information to a person or entity controlled by, controlling or under common control with the recipient, provided such disclosure is for the purposes of the


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                                                                   Page 23 of 27

** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

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Evaluation and provided that such person or entity is bound by the terms of this
Agreement. Each party shall assume full responsibility for enforcing this Agreement and shall take appropriate measures with its employees and other persons acting on its behalf to insure that such persons are bound by a like covenant of secrecy, including but not limited to informing any employee of the recipient receiving such Information that such Information shall not be disclosed except as provided herein. Neither party shall reverse engineer or disassemble any hardware, software or other Information provided by the other party, nor shall a party open for any purpose any item of hardware which may be provided by the other party.

2.1 It is understood and agreed that the disclosure of the Information by the disclosing party shall not grant the recipient any express, implied or other license or rights to patents or trade secrets of the disclosing party or its suppliers, whether or not patentable, nor shall it constitute or be deemed to create a partnership, joint venture or other undertaking. Further, each party agrees that it shall not remove or otherwise alter any of the disclosing party's trademarks or service marks, serial numbers, logos, copyrights, notices or other proprietary notices or indicia, if any, fixed or attached to Information or nay part thereof.

2.2 Neither this Agreement nor the disclosure or receipt of Information shall constitute or imply any promise or intention by either party to make any purchase of products or services of the other or the other's affiliated companies, or any commitment by either party or its affiliated companies with respect to present or future marketing of any products or services or any other business relationship.

3. Unless otherwise required by statute or government rule or regulation all copies of the Information shall be returned to the disclosing party immediately upon request without retaining copies thereof.

4. In the event that the recipient or anyone to whom the recipient transmits the Information pursuant to this Agreement becomes legally compelled to disclose any of the Information, the recipient will provide the disclosing party with prompt notice thereof so that the disclosing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement.

5. This Agreement shall constitute the full Agreement between the parties with respect to the confidentiality and non-disclosure of the Information and shall supersede any and all prior agreements and understandings relating thereto. No change, modification, alteration or addition of or to any provision of this Agreement shall be binding unless in writing and executed by or on behalf of both parties by a duly authorized representative. This Agreement may not be assigned by either party without the consent of the other party.

6. The undertakings herein shall be binding upon the parties and their respective affiliates, subsidiaries or successors and shall continue until such time as the substance of the disclosure has entered the public domain through no fault or negligence on the part of the recipient, or until permission is specifically granted in writing to the recipient by the disclosing party to release or make use of the Information otherwise than as stated herein.


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                                                                   Page 24 of 27

** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

--------------------------------------------------------------------------------


7. If any one or more of the terms contained in this Agreement shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, that term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law. A determination that any term is void or unenforceable shall not affect the validity or enforceability of any other term or condition.

8. This Agreement shall be governed by and construed under the laws of the State of Israel.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

THE COMPANY                              PARTICIPANT



By:                                      By:
   -------------------------------------     -----------------------------------
Title:                                   Title:       GENERAL COUNSEL
      ----------------------------------       ---------------------------------


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                                                                   Page 25 of 27

** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

--------------------------------------------------------------------------------


                          CUSTOMER RETURNS - GUIDELINES

Austria Mikro Systeme Int. AG is committed to deploy first class quality and reliability assurance for its products, delivery performance and service activities and to achieve continuous improvement in an its processes and products. To realize our goals every area focuses on quality in order to ensure total customer satisfaction. This enables Austria Mikro Systeme Int. AG to achieve delivery quality of 10ppm (AOQ) or even better. However, if you do have problems with our products, please follow the guidelines as stated below.

STEP 1:

Please contact our customer service department and ask for a Returned Materials Authorisation Reference Number.

AUSTRIA MIKRO SYSTEME AG
CUSTOMER SERVICE
SchloB Premstatten
A-8141 Unterpremstatten, Austria
Tel.: ++43 3136 500 0
Fax.: ++43 3136 500 5457

For correct identification you are kindly requested to provide the original purchase order number, the Invoice number, the type of material, the affected quantity and the reason for the complaint. Our customer service department wi1l then issue a Returned Materials Authorisation Reference Number.

PLEASE NOTE: This Returned Materials Authorisation expires after 60 days. Do not ship material after 60 days without obtaining a new Returned Materials Authorisation.

STEP 2

Please prepare all necessary documents for the return and indicate the Returned Materials Authorisation Reference Number on all your shipping documents.

STEP 3

Please pack samples of the affected products carefully. Use original packaging if possible and note the Returned Materials Authorisation Reference Number on the outside of the package. Return the samples of the affected products and send back the rest of the complaint quantity after completion of failure analysis. PLEASE NOTE: Devices with cut or damaged leads can not be retested for functionality.

RESPONSES TO YOUR COMPLAINT

1.        CUSTOMER COMPLAINT ACKNOWLEDGMENT

A Complaint Acknowledgement will be provided to you within 24 hours after receiving your samples.


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                                                                   Page 26 of 27

** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

Development and Production Agreement: PowerDsine/ Austria Mikro Systeme

--------------------------------------------------------------------------------


2.        FAILURE ANALYSIS

The returned devices will be checked retested and investigated physiochemically if necessary.

3.        CORRECTIVE ACTION

Austria Mikro Systeme Int. AG uses the disciplined 8-D problem solving approach, when corrective actions are necessary to be implemented.

4.        RESPONSE

Austria Mikro Systeme Int. AG will send you the detailed failure analysis report and the 8D-Report, when corrective actions are required. Defect parts will be replaced or credited.



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                                                                   Page 27 of 27

** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406 under he securities Act of 1933, as amended.

                                                  ENCLOSURE 3

Project Schedule
Customer:  POWERDSINE
Project:  PLACIDO (14906)
Author:  K. IIZER
Date:  JULY 9, 2001 (CW28)                            \/ 9.7.2001

                                                Responsible
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Calendar week                                                    28   29   30   31    32   33   34  35   36    37   38   39
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Friday of cw                                                                   3.8.                     7.9.
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Device Specification                           AMS / PowerDsine  X
---------------------------------------------- ---------------- -------------------- ---- ---- --- ---- ----- ---- ---- ----
Dev.  Spec. Signed                             AMS / PowerDsine  \/  12.7.2001
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Design, Layout                                 AMS                    X    X     X     X    X   X   X     X    X    X    X
---------------------------------------------- ---------------- ---- ---- ---- ------------------- ---- ----- ---- ---- ----
Preliminary VHDL netlist of dig. part          PowerDsine                      \/  3.8.2001
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ------------------- ---- ---- ----
Final VHDL netlist of dig. part                PowerDsine                                 \/  16.8.2001
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- -------------------- ----
Provide Backannotation Simulation              AMS                                                 \/  31.8.2001
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- --------------------
Approval of Backannotation Sim.                PowerDsine                                               \/  6.9.2001
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
PG Tape                                        AMS
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Fabrication and Assembly                       AMS
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
ES Delivery ceramic 15 pcs                     AMS
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
ES Approval (on ceramic ES)                    PowerDsine
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Generation of Prototypes                       AMS
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Prototype delivery 25 pcs                      AMS
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Qualification at PowerDsine                    PowerDsine
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----
Prototype Approval by PowerDsine               PowerDsine
---------------------------------------------- ---------------- ---- ---- ---- ----- ---- ---- --- ---- ----- ---- ---- ----

                                             Responsible
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Calendar week                                                   40   41   42   43   44     45   46   47   48   49     50   51   52
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Friday of cw                                                   5.10                2.11.                      7.12.
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Device Specification                         AMS / PowerDsine
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Dev.  Spec. Signed                           AMS / PowerDsine
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Design, Layout                               AMS                X
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Preliminary VHDL netlist of dig. part        PowerDsine
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Final VHDL netlist of dig. part              PowerDsine
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Provide Backannotation Simulation            AMS
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Approval of Backannotation Sim.              PowerDsine
-------------------------------------------- ----------------  ------------------- ------ ---- ---- ---- ---- ------ ---- ---- ---
PG Tape                                      AMS               \/ 5.10.2001
-------------------------------------------- ----------------  ------------------- ------ ---- ---- ---- ---- ------ ---- ---- ---
Fabrication and Assembly                     AMS                     X    X    X     X     X    X
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- --------------------- ---- ---- ---
ES Delivery ceramic 15 pcs                   AMS                                               \/  6.11.2001
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ -------------
ES Approval (on ceramic ES)                  PowerDsine                                                             \/  13.12.2001
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Generation of Prototypes                     AMS                                                                           X    X
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Prototype delivery 25 pcs                    AMS
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Qualification at PowerDsine                  PowerDsine
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---
Prototype Approval by PowerDsine             PowerDsine
-------------------------------------------- ----------------  ---- ---- ---- ---- ------ ---- ---- ---- ---- ------ ---- ---- ---

                                               Responsible
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Calendar week                                                    1     2   3  4   5     6   7   8  9      10   11
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Friday of cw                                                    4.1.             1.2.             1.3.
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Device Specification                           AMS / PowerDsine
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Dev.  Spec. Signed                             AMS / PowerDsine
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Design, Layout                                 AMS
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Preliminary VHDL netlist of dig. part          PowerDsine
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Final VHDL netlist of dig. part                PowerDsine
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Provide Backannotation Simulation              AMS
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Approval of Backannotation Sim.                PowerDsine
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
PG Tape                                        AMS
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Fabrication and Assembly                       AMS
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
ES Delivery ceramic 15 pcs                     AMS
---------------------------------------------- ---------------------  --- -- --- ----- --- --- -- ------ ---- ---
ES Approval (on ceramic ES)                    PowerDsine
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Generation of Prototypes                       AMS                X    X
---------------------------------------------- ---------------- ----  ---------------- --- --- -- ------ ---- ---
Prototype delivery 25 pcs                      AMS                    \/  11.1.2002
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -- ------ ---- ---
Qualification at PowerDsine                    PowerDsine                 X   X    X    X   X  X
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -------------- ---
Prototype Approval by PowerDsine               PowerDsine                                      \/  22.2.02
---------------------------------------------- ---------------- ----  --- -- --- ----- --- --- -------------- ---